Exhibit 99.1

Annual Meeting of Shareholders May 6, 2008

This presentation contains forward-looking statements. Forward-looking statements include the information concerning possible or assumed future results of operations of ACNB Corporation and its Subsidiaries. When we use words such as “believes”, “expects”, “anticipates” or similar expressions, we are making forward-looking statements. Shareholders should note that many factors (some of which are discussed in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of ACNB Corporation’s 2007 Annual Report on Form 10-K) could affect the future financial results of ACNB Corporation and its Subsidiaries and could cause those results to differ materially from those expressed in our forwardlooking statements. You should carefully review the risk factors described in documents the Corporation files from time to time with the Securities and Exchange Commission.

Bank Stock Prices Source: Yahoo Finance.com As of Low High 4/30/2008 ACNB $14.80 $19.38 $13.85 Orrstown 28.00 38.00 30.25 Codorus Valley 15.00 19.95 15.80 F & M Trust 23.15 27.55 23.80 Fulton 9.91 16.88 12.47 Susquehanna 16.31 27.75 19.89 PNC 53.10 76.15 69.35 M & T 77.39 125.13 93.23 Wachovia 23.77 56.90 29.15 Bank of America 33.12 52.96 37.54 Citigroup 17.99 55.55 25.27 2007 52-Week Range

Asset Quality The Corporation does not have any significant concentrations greater than 10% of loans to any one industry or customer, as well as did not originate or hold subprime mortgages in its loan portfolio.

Regulation of Bank The Office of the Comptroller of the Currency, which has primary supervisory authority over national banks, regularly examines banks in such areas as reserves, loans, investments, management practices, and other aspects of operations. These examinations are designed for the protection of the subsidiary bank’s depositors rather than ACNB’s shareholders.

Federal Deposit Insurance Corporation Improvement Act of 1991 (FDICIA) The Federal Deposit Insurance Corporation Improvement Act requires that institutions be classified, based on their risk-based capital ratios into one of five defined categories, as illustrated below: well capitalized, adequately capitalized, undercapitalized, significantly undercapitalized, and critically undercapitalized. Tier 1 Total Risk-Based Leverage Ratio Capital Ratio FDICIA Standard, Greater than or Equal to Greater than or Equal to Well Capitalized 5.0% 10.0% FDICIA Standard, Greater than or Equal to Greater than or Equal to Adequately Capitalized 4.0% 8.0% ACNB Corporation, at 12/31/2007 7.97% 13.82%

Asset Quality Ratios 2005 2006 2007 • Non-Performing Loans to Total Loans: 1.40% 0.79% 0.41% • Allowance for Loan Losses to Total Loans: 0.90% 1.03% 1.07% • Allowance for Loan Losses to Non-Performing Loans: 64.4% 130.4% 258.9% • Net Charge-Offs to Total Loans: 0% 0% 0% • Net Recovery (or Loss) in Dollars: $2,000 $49,000 ($27,000) • Loan Portfolio at Year-End: $493,464,000 $524,218,000 $548,202,000

Fundamentals of Banking 1. Banks buy money in the form of Deposits.

Fundamentals of Banking 1. Banks buy money in the form of Deposits. 2. Banks sell money in the form of Loans.

Fundamentals of Banking 1. Banks buy money in the form of Deposits. 2. Banks sell money in the form of Loans. 3. Banks make money when the sell price is higher than the buy price.

However, Risk Management is Crucial to Maintain Earnings 1. Interest Rates can change quickly: • Do not over pay for deposits. • Do not under charge for loans. 2. There is Risk in Lending: • Banks need reasonable assurance that Borrowers can repay within the terms and conditions of the loan agreements. 3. Collateral provides a measure of Safety if something goes wrong, however: • Real estate values can go down as well as up. • Other asset values (such as inventory, equipment, accounts receivables) can deteriorate rapidly. • There really is no substitute for verifiable, consistent cash flow!

Performance Comparison In Thousands of Dollars 2005 2006 2007 % Change ('07 v '05) Interest Income: • From Loans $27,243 $33,281 $35,740 31.2% • From Securities $15,041 $15,006 $15,841 5.3% Total Interest Income $42,284 $48,287 $51,581 22.1%

Performance Comparison In Thousands of Dollars 2005 2006 2007 % Change ('07 v '05) Interest Income: • From Loans $27,243 $33,281 $35,740 31.2% • From Securities $15,041 $15,006 $15,841 5.3% Total Interest Income $42,284 $48,287 $51,581 22.1% Interest Expense: $17,370 $23,448 $26,561 52.9% Net Interest Income: $24,914 $24,839 $25,020 0.5% Total Other Income: $8,885 $9,912 $10,364 16.7% Total Other Expenses: $24,497 $24,666 $25,030 2.1% Total Net Income: $7,376 $7,290 $7,937 7.6%

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In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of ACNB Corporation and subsidiaries as of December 31, 2007 and 2006, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2007, in conformity with accounting principles generally accepted in the United States of America. Beard Miller Company, LLP Report on Financial Statements Report of Independent Auditors

Beard Miller Company, LLP Report on Internal Controls Report of Independent Auditors In our opinion, ACNB Corporation maintained, in all material respects, effective internal control over financial reporting as of December 31, 2007, based on criteria established in Internal Control – Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO).

ACNB Corporation Balance Sheet Trends At Year-End in Millions of Dollars 0 250 500 750 1,000 2000 2001 2002 2003 2004 2005 2006 2007 Assets Deposits Loans Securities 567 169 361 453 290 548 671 927

Net Interest Income At Year-End in Millions of Dollars 22.9 23.1 24.3 22.7 24.5 24.9 24.8 25.0 0.0 5.0 10.0 15.0 20.0 25.0 30.0 2000 2001 2002 2003 2004 2005 2006 2007

Total Assets At Year-End in Millions of Dollars 567 630 735 873 924 945 965 927 0 100 200 300 400 500 600 700 800 900 1,000 2000 2001 2002 2003 2004 2005 2006 2007

Total Loans At Year-End in Millions of Dollars 361 362 372 415 441 493 524 548 0 50 100 150 200 250 300 350 400 450 500 550 600 2000 2001 2002 2003 2004 2005 2006 2007

Total Securities At Year-End in Millions of Dollars 169 220 310 388 406 368 353 290 0 50 100 150 200 250 300 350 400 450 500 2000 2001 2002 2003 2004 2005 2006 2007

Total Deposits At Year-End in Millions of Dollars 453 509 583 639 647 679 670 671 0 100 200 300 400 500 600 700 2000 2001 2002 2003 2004 2005 2006 2007

Shareholders’ Equity At Year-End in Millions of Dollars 60.4 63.0 70.5 72.7 74.5 74.0 77.3 85.1 0.0 10.0 20.0 30.0 40.0 50.0 60.0 70.0 80.0 90.0 2000 2001 2002 2003 2004 2005 2006 2007

Book Value Per Share In Dollars 10.09 10.52 11.76 12.13 12.44 12.32 12.90 14.21 0.00 2.00 4.00 6.00 8.00 10.00 12.00 14.00 16.00 2000 2001 2002 2003 2004 2005 2006 2007

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Total Loans At Year-End in Millions of Dollars 361 362 372 415 441 493 524 548 0 50 100 150 200 250 300 350 400 450 500 550 600 2000 2001 2002 2003 2004 2005 2006 2007

Loan Volume by Segment At Year-End in Millions of Dollars 0 50 100 150 200 250 300 2000 2001 2002 2003 2004 2005 2006 2007 Commercial Residential Mortgage Consumer/Other

Net Loan Losses/Total Loans Industry Peer Group includes: All Commercial Banks with asset size of $300 million to $1 billion. Source: FDIC, Uniform Bank Performance Reports 0.06 0.07 0.03 0.26 0.24 0.23 0.17 0.13 0.11 0.18 0.00 0.00 0.00 0.08 0.00 0.10 0.20 0.30 0.40 0.50 2001 2002 2003 2004 2005 2006 2007 Percentage ACNB Industry Peers

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2008 Bank Strategic Direction Assets At Year-End in Millions of Dollars 917 931 911 441 493 524 406 368 290 949 548 353 0 100 200 300 400 500 600 700 800 900 1,000 2004 2005 2006 2007 Assets Loans Securities

2008 Bank Strategic Direction Deposits At Year-End in Millions of Dollars 679 670 671 647 0 100 200 300 400 500 600 700 800 900 1,000 2004 2005 2006 2007

Deposit Volume by Segment At Year-End in Millions of Dollars 296 172 244 61 36 53 184 77 0 50 100 150 200 250 300 350 400 2000 2001 2002 2003 2004 2005 2006 2007 Interest Bearing Transaction Accounts CDs Non-Interest Transaction Accounts IRAs/Other

2008 Bank Strategic Direction FHLB Borrowings At Year-End in Millions of Dollars 163 155 180 125 0 20 40 60 80 100 120 140 160 180 200 2004 2005 2006 2007

2008 Bank Strategic Direction Loan to Deposit Ratio Percentage at Year-End 68.2% 72.6% 78.2% 81.7% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% 2004 2005 2006 2007

2008 Bank Strategic Direction Loan to Asset Ratio Percentage at Year-End 48.1% 53.0% 60.2% 55.2% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% 2004 2005 2006 2007

2008 Bank Strategic Direction Overview • Asset growth driven by loan growth. • Funding of loan growth primarily via deposit growth and securities run-off.

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Trust Department Assets At Year-End in Millions of Dollars 112 93 74 76 65 59 69 56 0 20 40 60 80 100 120 2000 2001 2002 2003 2004 2005 2006 2007

Trust Department Fee Income In Thousands of Dollars 512 439 498 540 906 770 584 666 0 100 200 300 400 500 600 700 800 900 1,000 2000 2001 2002 2003 2004 2005 2006 2007

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Russell Insurance Group Net Income $0 $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 $700,000 $800,000 $900,000 $1,000,000 2005 2006 2007 Russell Insurance Group has proved to be a valuable addition to ACNB. It has provided an important source of revenue and net income. An independent analysis prepared of its performance stated, “Russell’s history of operating profits show good revenue growth, excellent expense controls and high profit margins, when compared with its peer group.” EPS = $0.12 $0.12 $0.11

Russell Insurance Group EBITDA In Thousands of Dollars EBITDA, an operating profit measure commonly used to compare insurance agencies, has substantially exceeded the proforma projections made when ACNB contemplated purchasing Russell Insurance Group. Quoting from an independent analysis, “Russell’s history of operating profit (earnings before interest, taxes, depreciation and amortization of intangibles, and Company management fees) was approximately 38% of revenues. This level of profitability as a percentage of revenues is significantly above peer levels.” $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 2005 2006 2007 Projected Actual

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